EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           In connection with the Annual Report of OneCap, on Form 10-KSB for the period ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Vincent W. Hesser, Chief Executive Officer, and Tammy Hardcastle, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                   /s/ Vincent W. Hesser
                                  -------------------------------------
                                  Vincent W. Hesser
                                  Chief Executive Officer
                                  OneCap


                                   /s/ Tammy Hardcastle
                                  ------------------------------------
                                  Tammy Hardcastle
                                  Chief Financial Officer



Dated: October 11, 2004